UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

(a)

Palm Valley Capital Fund

Investor Class – PVCMX

ANNUAL REPORT
December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.palmvalleyfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-224-7256 (PALM) or by sending an email request to invest@palmvalleycapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-224-7256 (PALM) or send an email request to invest@palmvalleycapital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

PALM VALLEY CAPITAL FUND

INVESTMENT PERFORMANCE (%) as of December 31, 2020

	Total Return				Annualized Return
	Inception	Quarter	YTD	1 Year	Since Inception
Palm Valley Capital Fund	4/30/19	5.78%	19.12%	19.12%	11.98%
S&P Small Cap 600 Index		31.27%	11.29%	11.29%	10.34%
Morningstar Small Cap Index		29.29%	16.41%	16.41%	12.90%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be higher or lower than the performance quoted.  Performance of the Fund current to the most recent quarter-end can be obtained by calling 904-747-2345.

As of the most recent prospectus, the Fund’s gross expense ratio is 7.27% and the net expense ratio is 1.27%.  Palm Valley Capital Management has contractually agreed to waive its management fees and reimburse Fund operating expenses through at least April 30, 2021.

No Country For Old Investors

Anton Chigurh:	What’s the most you’ve ever lost on a coin toss?
Gas station proprietor:	I don’t know. I couldn’t say.
Chigurh:	Call it.
Proprietor:	For what?
Chigurh:	Just call it.
Proprietor:	Well—we need to know what we’re callin’ it for here.
Chigurh:	You need to call it. I can’t call it for you. It wouldn’t be fair.
Proprietor:	Look…I need to know what I stand to win.
Chigurh:	Everything.

No Country for Old Men (2007).

PALM VALLEY CAPITAL FUND

January 1, 2021

Dear Fellow Shareholders,

In No Country For Old Men, Javier Bardem plays a psychopath serial killer (Anton Chigurh) that walks into a quiet remote gas station in the desert.  While paying his $0.69 bill, he stoically badgers the elderly proprietor as a prelude to calmly demanding that the older man call a coin flip.  While the proprietor senses danger, he still wants Bardem to explain what’s at stake: “I need to know what I stand to win.”  Everything.  Unbeknownst to him, “everything” implied the status quo—the opportunity to live another day.

That classic coin flip scene is the opposite of an asymmetric bet.  With even odds, the proprietor’s upside was limited ($0.25), while his downside was, in a cruel irony, everything.  No sane person would make that bet voluntarily.  Now, here’s our investment backdrop:

1.	U.S. stocks are at the highest valuations in history.
2.	The Federal Reserve (the “Fed”) is committed to supporting asset prices.

Which factor will drive future investment performance?  If the Fed is omnipotent, investors may stand to win “everything,” in that they don’t lose their shirts and face a long period of mediocre prospective returns.  Some even think asset prices have no upper limits in a liquidity-driven world.  Instead, if market values reconnect with fundamentals, then the investment outlook could be very bleak.  Which is it for you: Fed talking heads or fat left tails?  Call it.

At Palm Valley, we recognize the power of the Fed put but do not believe the central bank will be able to sustain this bubble indefinitely.  The speculative frenzy we are witnessing is unlike anything we have seen in terms of its breadth.  The Russell 2000 small cap index gained over 100% from its March lows through year end.  Stock option volume is through the roof while the ratio of put to call options has plummeted in recent weeks, signifying extreme emphasis on upside versus downside risk.  During a recession year, the NASDAQ surged 45% in 2020, housing prices leapt to new records, and interest rates were pushed to historical lows.  Sovereign bond yields of Portugal, Italy, Greece, and Spain, countries which nearly caused a European credit crisis in 2012, all went negative in the last two months.  When PIGS fly, yields die.  From March 2020 forward, stocks steamrolled through all clear and present dangers to achieve new highs.  How would equities have performed in 2020 if we hadn’t had a global pandemic and widespread lockdowns?  We’re guessing not as well, but Congress and the Fed’s forceful response to the downturn removed any concerns that the government would actually weigh costs against short-term action.

PALM VALLEY CAPITAL FUND

In our opinion, there are few credible arguments that can be made about fundamentals supporting current equity prices.  Risks have been largely ignored while investors double and triple-dip on positive catalysts (e.g. vaccine Mondays).  A bullish narrative is quickly concocted for every scenario, which was evident when reading the schizophrenic analysis coming from Wall Street during election night.  While stocks are supposed to represent fractional ownership interests in real businesses, they are rapidly devolving into financial playthings and tools of the central bank.  This is no country for old investors.

The U.S. economy is recovering from its initial pandemic lockdowns.  Investors have looked beyond spiking COVID-19 hospitalizations and deaths to the broader rollout of vaccines and herd immunity expected in 2021.  Fingers crossed that new virus strains don’t disrupt the medical game plan.  According to many, the economy is a coiled spring, with huge pent-up demand for travel and dining out.  At whose expense?  Personal consumption expenditures in October were only 1.6% below February, with goods spending up 7.8% while spending on services was down 5.8%.  Major retailers including Target, Best Buy, Home Depot, Lowe’s, and Dick’s Sporting Goods delivered comparable store sales exceeding 20% in the latest quarter.  Can strong earnings for these and other pandemic beneficiaries persist even as pandemic losers recover and claim a higher share of consumer spending?

The lockdowns caused a rapid share shift from small to large businesses, from services to goods, from travel to technology, from cities to suburbs, and from New York and California to Florida and Texas.  Let’s also not forget the transfer from savers to borrowers, a 30-year rollout punctuated by the pandemic.  Seeking a reasonable risk-free return?  Fuhgeddaboudit.  The Indebted. Drink. Your. Milkshake.

PALM VALLEY CAPITAL FUND

It took $3 trillion of stimulus to get the U.S top line (GDP) almost back to even.  Another trillion was just approved by Congress.  There was no natural cleansing process.  Aggregate personal income actually grew during this recession due to government payments.  Thanks to the visible hand of Uncle Sam, the economy has never been more distorted:

•
The stock market is breaking records while politicians demand more stimulus to support a tenuous recovery.  If the Fed is terrified that “even thinking about thinking about raising rates” by 25 basis points will cause it all to come crashing down, we must have problems.  Our nation’s debt has far outpaced the growth of our economy for years, well before the pandemic.  When steep deficits fueled by low interest rates are required to maintain an economic expansion, it’s not authentic, and the leverage reduces our future growth potential.  Shouldn’t forward-looking investors reflect that in their outlook?

•
The Payroll Protection Program provided a lifeline to many businesses but also was a freebie to numerous others.  To be fair, many recipients sought this money when the immediate outlook was dire, and they were required to certify at the time that “current economic uncertainty makes this loan request necessary to support ongoing operations.”  It would have been easy enough to tie forgiveness of loans to the quantified impact on a business (as was done in Canada), potentially saving U.S. taxpayers tens (hundreds?) of billions of dollars from PPP recipients who didn’t end up needing the money.  Congress seems to have figured this out because the second round of PPP will come with a means test.

•
The Sun Belt’s housing market is on fire, but segments of commercial real estate may face a reckoning.  Toll Brothers’ CEO said this is the hottest housing market in decades, a byproduct of low mortgage rates, remote work options, and a desire for living space.  On the other hand, commercial real estate problems are extending beyond shopping malls to hotels, city office buildings, and apartments with large numbers of tenants who are not currently paying rent.

PALM VALLEY CAPITAL FUND

•
We are receiving mixed messages about the health of consumers in lower income brackets. There are heartbreaking weekly headlines about spiking use of food banks, people living paycheck to paycheck, and ongoing elevated unemployment claims.  On the other hand, the number of bankruptcy filings is at a 14-year low and soft pawn shop activity indicates a below-average need for cash by underbanked consumers.  Direct payments, unemployment insurance, and eviction moratoriums have supported struggling Americans.  Normally, we would expect safety nets to taper off quickly to incentivize returning to work.  If the Federal Reserve has pledged ongoing support for the stock market, is it a surprise that many people also want continued government support for those who don’t own stocks?

Small caps went berserk after the election.  November was the best month for the Russell 2000 since its inception.  Vaccine and stimulus announcements fueled the rip higher.  Small cap value stocks produced a decent year of returns in one day, on November 9th, when they soared 900 basis points after Pfizer announced COVID-19 vaccine study results and Joe Biden was declared President by major networks.  Wall Street strategists are gushing about the perfect trading environment shaping up for small caps as we move past lockdowns and absorb more deficits.  Valuation is not part of the discussion.  The Russell 2000 ended the fourth quarter at a 2.6x median enterprise value to sales ratio—likely the highest ever by a comfortable margin.  Yet we repeatedly see recommendations implying that an economic recovery hasn’t already been priced into small caps trading at all-time highs.

PALM VALLEY CAPITAL FUND

When assessing valuations, we take nothing at face value.  Are we looking at a multiple based on forward earnings?  Adjusted earnings?  Only profitable companies?  For example, the Russell 2000 has negative aggregate earnings today.  However, the Russell’s price to earnings ratio (P/E) for positive earnings companies is “only” 21x.  If you remove financial companies from this bucket (13x P/E), the positive earnings P/E shoots up to 28x.  For the casual investor, interpreting valuations can be like a Rorschach test!

Low relative P/Es for small cap financials don’t necessarily signal they are a no brainer here—investors must also consider how profitability is being impacted by the business cycle.  The current and forward P/Es on the Russell 2000 Value Index (16x, profitable firms only) happen to be above the levels from August 2008—right before the Russell Value plummeted 50%.  Over the last two decades, small cap nonfinancial margins have stagnated while financial sector net margins have expanded meaningfully, aided by the recent adrenaline shot of reduced tax rates.  In our opinion, possible headwinds for the profitability of small cap financials include credit losses and tax increases.

Some investors attach to the insanity of the tech bubble as a high-water mark for when they should start worrying about valuations.  Based on earnings metrics like the CAPE Shiller P/E, the capitalization-weighted S&P 500 is at its second most expensive level in history.  Low discount rates are provided as justification for today’s high prices compared to 1999, whereas concomitant lower growth rates are ignored.  Yet, valuations using enterprise values and market caps can tell different stories, and we think investors often overlook the increased possibility of financial distress that comes with leverage.  The adjacent chart shows that the S&P 500’s current debt-adjusted valuation is well above the level from the technology bubble.

Median valuation multiples for both large and small cap stocks are in the stratosphere and demonstrate that the market’s excesses are not confined to a handful of megacap technology stocks.  The typical profitable public U.S. company is selling for around 25x operating profit.  For small caps, we can’t even track an official median multiple at this stage because the median is a money-losing business!  There are more small firms today that lose money or carry high debt loads than any prior period, but investors have wholeheartedly embraced speculative enterprises.  From our perspective, the main reasons to be bullish on stocks right now hinge on a widespread willingness by our leaders to sacrifice our children’s future to avoid near-term pain by increasing debt and propping up asset prices.  The primary reasons to be bearish—high leverage, low growth, and high multiples—would be the trifecta under any normal economy.  Are we in a brave new world that’s no country for old investment approaches where risk was reflected in prices?

PALM VALLEY CAPITAL FUND

After such an extended period of loose monetary policy where each market drawdown has been quickly reversed with Fed action, investors rightfully wonder what might cause a return to naturally functioning market cycles.  The endgame may be when the Fed can no longer buy assets and Congress cannot rack up massive deficits without causing inflation in the broader economy.  Skeptical investors have warned for years about the growing possibility of Fed-induced price inflation.  The Fed has again cut rates to zero and has purchased trillions of bonds from banks, which has powerfully lifted asset prices.  On the other hand, reported inflation has been moderate for most goods and services.  We think the actual increase in prices has been higher than the official figures because of tweaks like substitutions, hedonic adjustments, and the basket used.  Nevertheless, broad inflation hasn’t been damaging enough to bring out the pitchforks yet.

The U.S. Treasury sent $290 billion of stimulus checks in April and more is on the way.  This money went straight into the pockets of everyday citizens, many of whom spent it in the economy quickly.  Absent a recession, this type of activity is inflationary.  President-elect Biden’s campaign platform included giving everyone $15,000 for a starter home, and many politicians are seeking $50,000 of student debt forgiveness.  Canceling debt and giving people cash is a lot more inflationary than the Fed buying Treasuries from a bank.  In November, Florida passed a $15 minimum wage.  That’s inflationary too.  As is a depreciating U.S. dollar, which raises the cost of imports.  Central banks are now exploring the idea of digital currencies, where the Fed could issue digital dollars directly to citizens and even include an expiration date on the “money.”  Definitely inflationary.  Deficit-funded universal basic income?  That might be the Holy Grail of inflation.

PALM VALLEY CAPITAL FUND

While many of these ideas have not yet been implemented, U.S. fiscal and monetary policy seem destined to remain profligate and reckless but also become more egalitarian in order to stave off class warfare.  With Janet Yellen leading the Treasury Department, the relationship between the Fed and Treasury may be amplified.  We’re not predicting that inflation and a weakened Fed will be the catalyst for the next market puke—bear markets happen for a variety of unexpected reasons.  However, the ultimate reset for Congress’s profligacy and the Fed’s overreach could be tied to a sustained rise in inflation in the broader economy that confiscates the government’s capacity to print without consequence.
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The Palm Valley Capital Fund had a successful year in 2020.  We exceeded our absolute return objectives during a period that began and ended with record small cap valuations.  The Fund increased 19.12%, compared to a 11.29% gain for the S&P Small Cap 600 and a 16.41% increase for the Morningstar Small Cap Index.  We had 27% of the Fund’s capital invested throughout the year (daily average), so we believe we took significantly less risk than most of our peers.  We came into 2020 with only a small portion of the Fund invested, but after the pandemic hit and share prices tanked, we deployed nearly half of our assets in the span of a few weeks.  Once the Fed pledged to buy corporate bonds in late March, the market’s tailspin quickly reversed and never looked back.  We ended the period with 78.4% of the Fund’s assets held in cash equivalents.

For the fourth quarter ending December 31, 2020, we got smoked, relatively speaking.  The Fund rose 5.78% while the S&P Small Cap and Morningstar Small Cap benchmarks surged 31.27% and 29.29%, respectively.  During the early part of the quarter, we expanded our weighting in energy names, which had lagged the rest of the market’s recovery narrative.  However, by quarter end, we were doing a lot of selling and minimal buying.  Our equities underperformed small cap benchmarks for the quarter, rising 22.14%.  For the full year, our equity-only returns were 24.90%.

Top 10 Holdings (12/31/20)	% Assets
Amdocs	3.96%
Sprott Physical Silver Trust	3.63%
Crawford & Company (A & B)	3.40%
Sykes Enterprises	2.27%
Protective Insurance	2.10%
Scholastic	1.61%
Osisko Gold Royalties	1.11%
Helmerich & Payne	1.06%
Natural Gas Services	0.79%
Bonanza Creek Energy	0.49%

We acquired a small position in Corby Spirit & Wine (ticker: CSW/A CN), a Canadian alcoholic beverage company, early in the fourth quarter.  Corby owns several leading spirits brands such as J.P. Wiser’s whiskey and is the Canadian distributor for Pernod Ricard, Corby’s 44% owner.  The company maintains a spotless balance sheet and has a history of returning cash to shareholders, with a current dividend yield exceeding 5%.  Investors have struggled to understand the impact of the Pernod Ricard distribution deal on Corby’s earnings.  Through our own diligence, we concluded that Corby’s owned brands matter more to its profitability.  We bought the shares at a modest discount to our estimated fair value and sold Corby after the stock appreciated during the quarter.

We sold seven existing positions during the fourth quarter: Benchmark Electronics (ticker: BHE), Capitol Federal Financial (ticker: CFFN), Carters (ticker: CRI), Kelly Services (ticker: KELYA), Pason Systems (ticker: PSI CN), Skechers USA (ticker: SKX), and SP Plus (ticker: SP).  In each case, the shares exceeded our calculated valuation.  We feel that Benchmark, Kelly Services, and Skechers all possess exceptionally strong balance sheets, but the share prices appreciated to reflect a complete recovery.  While SP Plus has historically been a very stable business, the firm has leverage.  When we bought the stock during the early stages of the pandemic, we were not considering a possible structural shift toward reduced air travel by corporations.  The stock increased to a level where we felt there was more downside than upside.

PALM VALLEY CAPITAL FUND

Both Capitol Federal Financial and Pason Systems were purchased near the end of the third quarter.  At the time, financial and energy stocks were significantly underperforming the broader market, since everyone was dancing to Tesla and the Electric Boogie.  In the case of the energy sector, while the subsequent rebound was swift, the share prices of most companies still appear historically depressed.  However, a lot of value has been destroyed by energy businesses over time.  We have made what we feel are conservative assumptions about where industry rig counts normalize, which informed our intrinsic value and sale of Pason.

The largest contributors to the Fund’s fourth quarter return were Helmerich & Payne (ticker: HP), Amdocs (ticker: DOX), and Pason Systems.  Helmerich and Pason benefited from the sharp recovery in energy stocks.  Amdocs was a top holding for the Fund over the period.  The firm sailed through the pandemic with minimal impact and set guidance for fiscal 2021 implying the strongest revenue growth in many years.

The Fund had no positions which negatively impacted results by more than 10 basis points during the quarter.

Silver continues to be one of the Fund’s largest positions.  Combined with our exposure to Osisko Gold Royalties (ticker: OR), the Fund’s overall weighting in precious metals is approximately 5%.  We imagine gold and silver were probably affected in the fourth quarter by bitcoin sucking all the oxygen from the room during its dizzying rise.  Bitcoin promoter Grayscale is throwing marketing dollars behind anti-gold commercials airing on CNBC.  Grayscale’s retail investment trust traded as high as a 40% premium in December, making it a money machine for Grayscale to issue shares so far above NAV.  We don’t know how cryptocurrencies will turn out, but we’re bullish on precious metals as long as we expect central banks to act irresponsibly.

PALM VALLEY CAPITAL FUND

We follow a significant number of small cap companies.  Collectors Universe (ticker: CLCT) is the world’s largest provider of authentication and grading services to dealers and collectors of coins, trading cards, and autographed memorabilia.  We looked at the stock closely during the late 2018 swoon.  Collectors has produced good cash flow, but the shares were languishing due to a loss of business from China.  We valued it at $15 per share (roughly 15x normalized free cash flow), which was around where it was trading at the time.

The lockdowns led to a spike in interest for rare coins, trading cards, and autographed items.  During the quarter ending September 30, 2020, Collectors reported 65% year-over-year growth in earnings.  On November 30th, the company announced it was being acquired by a well-known card collector and Steven Cohen’s family office for $75 per share ($680 million), or 52x trailing earnings.  Clearly, the buyers are assuming the sharp increase in demand for grading trading cards and authenticating autographs is permanent.  And everyone buying travel stocks now is assuming people will leave their homes (and new hobbies).  Will they both be right?

The Palm Valley Capital Fund is now available on several major broker platforms.  Despite current challenging valuations, the Palm Valley team is pleased with our nascent business’s progress over the last two years and since the April 30, 2019, launch of the Fund.  We hope we are viewed as an alternative to most other small cap mutual funds that are expected to remain fully invested.  We believe 2020 demonstrates that a fund with high cash can produce solid returns if it capitalizes on volatility that produces attractive investment opportunities.  While we would like to be fully invested, we will never force it.  Our process is repeatable and characterized by extreme buying and selling discipline.  We require volatility for our absolute return strategy to continue to work, in the long run.  Given the brevity of the market’s 2020 decline and lack of cleansing normally experienced during recessions, we do not believe 2020 marked the end of the last market cycle and beginning of a new one.  Our job is to stay prepared for the main event.
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During 1999’s tech mania, Monster.com ran a memorable ad during the Super Bowl called “When I Grow Up.”  It featured kids across the country describing their less-than-ambitious future careers.

“When I grow up, I wanna file ALL day.  I want to claw my way up to middle management.  Be replaced on a whim.  I wanna have a brown nose.  I wanna be a yes man.  Yes woman.  Yes sir.  Coming sir.  Anything for a raise sir.  When I grow up, I want to be underappreciated.  Be paid less for doin’ the same job.  I want sunshine blown up my dress.  What did you want to be?  There’s a better job out there.”

PALM VALLEY CAPITAL FUND

Monster.com was worth $8 billion at the peak of the Internet bubble.  After technology stocks crashed, Monster.com gradually faded from the limelight, and its leading recruiting role was usurped by LinkedIn.  However, the “When I Grow Up” message stuck with us as a path to avoid.  In the investment industry, it has been easier to be unoriginal.  If you stay close to mediocrity, your career is more likely to survive.  With the growth of passive investing and related fee compression, you’ll be paid less for doin’ the same job.  But what do you expect if you’re a yes man/yes woman?

Since the Fed launched QE3, the environment has generally been inhospitable to investors with valuation discipline.  That’s a long stretch for a strategy to be out of favor.  Long enough to convince you that this no country for old value investors.  Long enough to turn almost anyone into a yes man.

Like us, you may be frustrated that financial markets are not currently allowed to function on their own.  However, you can’t blame it all on the Fed.  They are the puppet masters in a market confidence game, but they aren’t setting the bid on every stock (yet).  As investors, we may not have good alternatives, but we have a choice.  We can refuse to overpay.  We believe there is a generational opportunity to differentiate investment outcomes by maintaining discipline on the prices paid for stocks.  While the government’s distortion of the capital markets won’t last forever, predicting its end date is tantamount to a coin flip.  Today, investors seem dangerously focused on their upside.  With “everything” possibly hanging in the balance, the question we should all be asking is: What do I stand to lose?

Thank you for your investment.

Sincerely,

Jayme Wiggins	Eric Cinnamond

Mutual fund investing involves risk.  Principal loss is possible. The Palm Valley Capital Fund invests in smaller sized companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies.  The ability of the Fund to meet its investment objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.

PALM VALLEY CAPITAL FUND

Before investing in the Palm Valley Capital Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. The Prospectus contains this and other important information and it may be obtained by calling 904-747-2345. Please read the Prospectus carefully before investing.

Past performance is no guarantee of future results.  Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.  Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

The S&P Small Cap 600 Index measures the small cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Morningstar Small Cap Total Return Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  It is not possible to invest directly in an index.

The Palm Valley Capital Fund is distributed by Quasar Distributors, LLC.

Definitions:
Basis point: One hundredth of a percentage point (0.01%).
CAPE Shiller P/E: The cyclically adjusted price-to-earnings ratio is a valuation measure usually applied to the US S&P 500. It is defined as price divided by the average of ten years of earnings, adjusted for inflation.
Capitalization-weighted: A method of measuring a group of companies where the weighting assigned to each is based on its market capitalization, so larger firms represent a larger share of the total.
Enterprise value: Market Cap plus total debt minus cash and equivalents, adjusting for noncontrolling interests.
Enterprise Value to EBIT: EV/EBIT represents the Enterprise Value of a company divided by its trailing twelve-month Earnings Before Interest and Taxes (i.e. operating income).
Enterprise Value to EBITDA: EV/EBITDA represents the Enterprise Value of a company divided by its trailing twelve-month Earnings Before Interest, Taxes, Depreciation and Amortization.
Enterprise Value to Sales: EV/Sales represents the Enterprise Value of a company divided by its trailing twelve-month net sales.
Free Cash Flow: Free Cash Flow equals Cash from Operating Activities minus Capital Expenditures.
GDP: Gross Domestic Product is the total value of goods produced and services provided in a country during one year.
NASDAQ Index:  A market capitalization-weighted index of over 2,500 stocks listed on the Nasdaq exchange.
NAV: Net Asset Value is the value of an entity’s assets minus its liabilities.
Price to Earnings: A stock’s price divided by its earnings per share.
Put to Call Option Volume Ratio: A put (call) option allows investors to sell (buy) stock at an agreed price on or before a particular date.  Dividing put by call option activity gives the put to call option volume ratio.
QE3: The third round of Quantitative Easing, or large scale asset purchases, by the Federal Reserve.
Russell 2000 Index: An American small-cap stock market index based on the market capitalizations of the bottom 2,000 companies in the Russell 3000 Index.
Russell 2000 Value Index: Measures the performance of Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.
S&P 500: An American stock market index based on the market capitalizations of 500 large companies.
S&P Energy Equipment & Services Index: The index comprises stocks in the S&P Total Market Index that are classified in the GICS oil & gas equipment & services sub-industry.

PALM VALLEY CAPITAL FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of December 31, 2020

	1 Year	Since Inception(1)
Palm Valley Capital Fund	19.12%	11.98%
S&P SmallCap 600 Index(2)	11.29%	10.34%

(1)	Inception date of the Fund was May 1, 2019.
(2)	The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalization.

PALM VALLEY CAPITAL FUND

Expense Example (Unaudited)
December 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(12/31/2020)	(7/1/2020)	(12/31/2020)	(7/1/2020 to 12/31/2020)
Investor Class
Actual(2)	1.25%	$1,000.00	$1,067.20	$6.50
Hypothetical
(5% annual return before expenses)	1.25%	$1,000.00	$1,018.85	$6.34

(1)	Expense are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/366 to reflect its six-month period.
(2)	Based on the actual returns for the period from July 1, 2020 through December 31, 2020, of 6.72% for Investor Class.

PALM VALLEY CAPITAL FUND

Allocation of Portfolio (Unaudited)
As of December 31, 2020
(% of Net Assets)

Top 10 Equity Holdings(1) (Unaudited)
As of December 31, 2020
(% of Net Assets)

Amdocs, Ltd.	3.96%
Sprott Physical Silver Trust	3.63%
Crawford & Company, Class A & B	3.40%
Sykes Enterprises, Inc.	2.27%
Protective Insurance Corporation	2.10%
Scholastic Corporation	1.61%
Osisko Gold Royalties, Ltd.	1.11%
Helmerich & Payne, Inc.	1.06%
Natural Gas Services Group	0.79%
Bonanza Creek Energy	0.49%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

PALM VALLEY CAPITAL FUND

Schedule of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS – 21.50%

Agencies, Brokerages, and
Other Insurance Related Activities – 3.38%
Crawford & Company, Class A	71,379	$527,491
Crawford & Company, Class B	42,216	303,955
		831,446
Agriculture, Construction, and Mining Machinery – 0.42%
Gencor Industries, Inc. (a)	8,291	101,979

Computer Systems Design Services and Related Services – 6.18%
Amdocs Ltd.	13,640	967,485
Sykes Enterprises, Inc. (a)	14,695	553,561
		1,521,046
Insurance Carriers – 2.09%
Protective Insurance Corporation, Class B	37,499	514,111

Metal Ore Mining – 1.10%
Osisko Gold Royalties Ltd. (c)	21,415	271,542

Newspaper, Periodical, Book and Directory Publishers – 1.60%
Scholastic Corporation	15,726	393,150

Nondepository Credit Intermediation – 0.49%
EZCORP, Inc., Class A (a)	24,973	119,621

Oil and Gas Extraction – 0.49%
Bonanza Creek Energy, Inc. (a)	6,203	119,904

Securities and Commodities Contracts Intermediary – 3.60%
Sprott Physical Silver Trust (a)(c)	94,896	886,328

Soap, Cleaning Compound, and Toilet Preparation – 0.31%
United-Guardian, Inc.	5,417	77,355

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Schedule of Investments – Continued
December 31, 2020

	Shares	Value
COMMON STOCKS – 21.50% (Continued)

Support Activities for Mining – 1.84%
Helmerich & Payne, Inc.	11,156	$258,373
Natural Gas Services Group, Inc. (a)	20,489	194,236
		452,609
Total Common Stocks
(Cost $4,419,254)		5,289,091

SHORT TERM INVESTMENTS – 78.04%

Money Market Fund – 28.83%
First American Treasury Obligations Fund, Class X 0.4% (b)	7,093,147	7,093,147

	Principal
	Amount
U.S. Treasury Bills – 49.21%
Maturity Date: 2/11/2021, Yield to Maturity 0.10%	$3,900,000	3,899,794
Maturity Date: 4/22/2021, Yield to Maturity 0.10%	4,310,000	4,309,095
Maturity Date: 5/20/2021, Yield to Maturity 0.08%	3,900,000	3,898,950
		12,107,839
Total Short Term Investments
(Cost $19,200,255)		19,200,986

Total Investments
(Cost $23,619,509) – 99.54%		24,490,077
Other Assets in Excess of Liabilities – 0.46%		112,484
Total Net Assets – 100.00%		$24,602,561

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of December 31, 2020.
(c)	Foreign security.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Investments, at value (Cost $23,619,509)	$24,490,077
Receivable for Fund shares sold	220,563
Receivable from Adviser, net	6,717
Dividends and interest receivable	5,610
Prepaid expenses and other receivables	14,289
Total assets	24,737,256

LIABILITIES:
Payable for investments purchased	58,089
Payable for fund administration and fund accounting fees	25,309
Payable for audit fees	18,000
Distribution fees payable	6,518
Payable for Fund shares redeemed	8,400
Payable for custodian fees	1,258
Payable for transfer agent fees and expenses	7,847
Payable for compliance fees	3,058
Accrued expenses and other liabilities	6,216
Total liabilities	134,695

NET ASSETS	$24,602,561

NET ASSETS CONSIST OF:
Paid-in capital	$23,301,631
Total distributable earnings	1,300,930
Total net assets	$24,602,561

Investor Class
Shares
Net assets	$24,602,561
Shares issued and outstanding(1)	2,105,625
Net asset value, offering, and redemption price per share(2)	$11.68

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividend income (net of foreign withholding taxes of $819)	$55,145
Interest income	28,734
Total investment income	83,879

EXPENSES:
Investment advisory fees (See Note 3)	102,123
Fund administration and fund accounting fees (See Note 3)	98,251
Transfer agent fees (See Note 3)	32,464
Distribution fees (See Note 5)	28,367
Federal and state registration fees	28,122
Legal fees	25,320
Audit fees	18,000
Compliance fees (See Note 3)	12,152
Trustees’ fees (See Note 3)	10,995
Custodian fees (See Note 3)	9,683
Reports to shareholders	8,490
Sub-transfer agent fees	4,032
Other	5,821
Total expenses before reimbursement	383,820
Less: Expense reimbursement by Adviser (See Note 3)	(241,983)
Net expenses	141,837
NET INVESTMENT LOSS	(57,958)

REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	1,133,834
Foreign currency transactions	15
Net realized gain	1,133,849
Net change in unrealized appreciation on investments
Investments	851,929
Foreign currency translation	10
Net change in unrealized appreciation	851,939
Net realized and change in unrealized gain on investments	1,985,788
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,927,830

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	December 31, 2020	December 31, 2019(1)
OPERATIONS:
Net investment income (loss)	$(57,958)	$19,055
Net realized gain on investments and foreign currency transactions	1,133,849	12,603
Change in unrealized appreciation on investments
and foreign currency translation	851,939	18,639
Net increase in net assets resulting from operations	1,927,830	50,297

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(644,269)	(32,929)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	18,667,229	4,634,403

NET INCREASE IN NET ASSETS	19,950,790	4,651,771

NET ASSETS:
Beginning of period	4,651,771	—
End of period	$24,602,561	$4,651,771

(1)	Inception date of the Fund was May 1, 2019.
(2)	A summary of capital shares is as follows:

	For the Year Ended December 31, 2020		For the Period Ended December 31, 2019
SHARE TRANSACTIONS:
Investor Class	Shares	Amount	Shares	Amount
Issued	1,708,775	$19,346,177	460,507	$4,618,308
Issued to holders in
reinvestment of dividends	51,922	606,446	3,109	31,280
Redeemed	(117,180)	(1,285,911)	(1,508)	(15,185)
Redemption fees	—	517	—	—
Net increase in shares outstanding	1,643,517	$18,667,229	462,108	$4,634,403

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Financial Highlights

	For the	For the
	Year Ended	Period Ended
	December 31, 2020	December 31, 2019(1)
Investor Class

PER SHARE DATA(2):
Net asset value, beginning of period	$10.07	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	(0.06)	0.05
Net realized and unrealized gain on investments	1.99	0.09
Total from investment operations	1.93	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.04)
Net realized gains	(0.32)	(0.03)
Total distributions	(0.32)	(0.07)
Redemption fees	0.00 (4)	—
Net asset value, end of period	$11.68	$10.07

TOTAL RETURN(5)	19.12%	1.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$24,603	$4,652
Ratio of gross expenses to average net assets:
Before expense reimbursement(6)	3.38%	7.25%
After expense reimbursement(6)	1.25%	1.25%
Ratio of net investment income to average net assets	(0.51)%	0.79%
Portfolio turnover rate(5)(7)	196%	128%

(1)	Inception date of the Fund was May 1, 2019.
(2)	For an Investor share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Amount per share is less than $0.005.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long term positions throughout the period.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements
December 31, 2020

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) is a Delaware statutory trust organized on July 27, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Palm Valley Capital Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Palm Valley Capital Management LLC (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing and operation services to the Fund. The Fund invests primarily in a portfolio of U.S. common stocks of small-cap companies that offer attractive risk-adjusted returns. The Fund considers small-cap companies to be those that, at the time of investment, have a market capitalization of less than $10 billion. Under normal circumstances, the Fund will hold common stocks of fewer than 40 different companies.

The Fund commenced operations on May 1, 2019. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers a single share class, an Investor Class. The Investor Class does not have front end sales loads or deferred sales charges; however, it has a 1.00% redemption fee on shares held 60 days or less and is subject to a distribution fee of up to 0.25% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2020

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2020

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2020:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$5,289,091	$—	$—	$5,289,091
Short Term Investments	7,093,147	12,107,839	—	19,200,986
	$12,382,238	$12,107,839	$—	$24,490,077

(1)	Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

During the year ended December 31, 2020, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

C.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

D.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2020

E.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts using the effective interest method.

F.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed up to 0.25% of average daily net assets of Investor Class shares (See Note 5).

G.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

H.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

I.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding Rule 12b-1 fees – Investor Class (see Note 5), shareholder servicing fees, acquired fund fees and expenses, redemption fees, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2020

and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
January 2022 – December 2023	$241,983
June 2021 – December 2022	$144,398

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2020, are disclosed in the Statement of Operations.

During the period January 1, 2020 through March 31, 2020, Quasar Distributors, LLC (“Quasar”), an affiliate of the Administrator, served as the Fund’s distributor and principal underwriter in the continuous public offering of the Fund’s shares before being acquired by Foreside Financial Group, LLC (“Foreside”). A Trustee of the Trust also was an interested person of Quasar during that period. Effective March 31, 2020, Foreside acquired Quasar, the Fund’s Distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax years since the commencement of operations.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2020

As of December 31, 2020, the components of distributable earnings on a tax basis were:

Tax cost of Investments*	$23,700,432
Gross unrealized appreciation	$938,261
Gross unrealized depreciation	(148,616)
Net unrealized appreciation	789,645
Undistributed ordinary income	511,274
Undistributed long-term capital gains	—
Other accumulated gains/(losses)	11
Total distributable earnings	$1,300,930

*  Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2020, the following table shows the reclassifications made:

Total
Distributable
Earnings	Paid-In Capital
$1	$(1)

The tax character of distributions paid for the years ended December 31, 2020 and December 31, 2019 were as follows:

	Ordinary	Long-Term
	Income*	Capital Gain	Total
2020	$644,269	$—	$644,269
2019	32,929	—	32,929

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate up to 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2020

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement. For the year ended December 31, 2020, the Investor Class incurred expenses of $28,367 pursuant to the Plan.

Distribution fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.00% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2020, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	8,961,657	6,005,218

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2020, three beneficial ownership accounts owned 59.03% of the outstanding shares of the Fund. As of December 31, 2020, affiliates of the Advisor held 19.23% of the Fund.

8.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

PALM VALLEY CAPITAL FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Palm Valley Capital Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Palm Valley Capital Fund (the “Fund”), a series of Series Portfolios Trust, as of December 31, 2020, the related statement of operations for the year then ended, and the statements of changes in net assets, the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
March 1, 2021

PALM VALLEY CAPITAL FUND

Board Consideration of Investment Advisory Agreement (Unaudited)
December 31, 2020

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At a meeting held on July 23, 2020 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Palm Valley Capital Fund (the “Fund”), and Palm Valley Capital Management, LLC (“Palm Valley”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Palm Valley to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Palm Valley provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Palm Valley included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Palm Valley, including Palm Valley’s portfolio manager and other personnel, and the investment practices and techniques used by Palm Valley in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Palm Valley and the Fund’s overall fees and operating expenses compared with those of a peer group of mutual funds; (iv) Palm Valley’s profitability and economies of scale; and (v) other ancillary or “fall-out” benefits Palm Valley and/or its affiliates may receive based on their relationships with the Fund.  In addition to the Meeting, the Board met virtually on July 8, 2020 with Fund Services to discuss the materials that had been furnished by Palm Valley in response to the information requests.  The Board also met periodically over the course of the year. At these meetings, representatives of Palm Valley furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Palm Valley, and compliance and operational matters related to the Fund and Palm Valley.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Palm Valley. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management and the Interested Trustee. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Palm Valley under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio manager who is primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Palm Valley’s investment process and portfolio strategy for the Fund, the approach to security selection and the overall positioning of the Fund’s portfolio. The Board noted that Palm Valley had been managing the Fund’s portfolio since its inception.

PALM VALLEY CAPITAL FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2020

The Board evaluated the ability of Palm Valley, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals. The Board further considered Palm Valley’s compliance program and its compliance record since the inception of the Fund, noting no material deficiencies.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Palm Valley is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance information as of June 30, 2020 as compared to its benchmark index, the S&P Small Cap 600 Total Return Index, noting the Fund outperformed the index for the one-year and since-inception periods ended June 30, 2020. Additionally, the Board considered the Fund’s investment performance for the year-to-date and one-year periods ended April 30, 2020 as compared to a peer group derived from funds in the Morningstar, Inc. (“Morningstar”) US Fund Small Blend category. The Board noted that the Fund significantly outperformed the Morningstar peer group average and median for both periods and was the best performing fund in the peer group for both periods.

The Board noted the Fund had limited operating history that prevented consideration of performance over the longer term. The Board further noted it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Palm Valley for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar based on screening criteria applied by Fund Services in consultation with Palm Valley. The Board noted that the Management Fee Rate was higher than the Expense Group average and median.

The Board received and evaluated information about the nature and extent of responsibilities and duties assumed by Palm Valley. The Board noted Palm Valley reported that it does not serve as an investment adviser or sub-adviser to mutual funds other than the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services expected to be covered, and those currently being covered, by the Advisory Agreement.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including contractual and/or estimated management fees, administrative fees, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board recognized that Palm Valley had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of each class of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual

PALM VALLEY CAPITAL FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2020

account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.00% of the average daily net assets. The Board considered the net operating expense ratios in comparison to the average and median ratios of the Expense Group. The Board received a description of the methodology and screening criteria used by Fund Services to select the mutual funds and share classes in the Expense Group. The Board noted the Fund’s net expense ratio was equal to the Expense Group median and slightly lower than the average ratio of the Expense Group.

Based on its consideration of the factors and information it deemed relevant, including the distinguishing features of the Fund as described above, the Board concluded that the expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on Palm Valley’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2020. The Board recognized that Palm Valley was not currently experiencing any net profits from its management of the Fund. The Board also recognized that the Fund had limited operating history and that Palm Valley expected to be profitable over time as the Fund continued to increase its assets under management. The Board noted that it would have an opportunity to consider Palm Valley’s profitability in the context of future contract renewals.

With respect to economies of scale, the Board considered that the Fund had limited operating history and that the Fund had experienced growth since it commenced operations. The Board was advised that the Expense Limitation Agreement limits costs to shareholders and provides a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as Palm Valley continues to expand its operations and the Fund grows.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to Palm Valley as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, Palm Valley confirmed it had benefited firm-wide from research credits generated by Fund portfolio transactions over the past twelve months. Ancillary benefits could also include benefits potentially derived from an increase in Palm Valley’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Palm Valley, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Palm Valley were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Advisory Agreement for an additional one-year term.

PALM VALLEY CAPITAL FUND

Statement Regarding Liquidity Risk Management Program (Unaudited)
December 31, 2020

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Palm Valley Capital Management LLC (the “Adviser”), the investment adviser to the Palm Valley Capital Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Chief Compliance Officer. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 22, 2020, the Board reviewed the Program Administrator’s written annual report for the period June 1, 2019 through June 30, 2020 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited)
December 31, 2020

TRUSTEES AND OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Counsel, Kohlberg Kravis	1	Independent
(born 1961)		Since	Roberts & Co. L.P.		Trustee,
		September	(2013 – 2015).		Listed Funds
		2015.			Trust
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee,
		September			First Western
		2015.			Funds Trust
(Since
May 2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September	Joint Staff Pension Fund
		2015.	(2009 – 2017).

Interested Trustee

Jeanine M. Bajczyk(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1965)	Trustee	Since	U.S. Bank Global Fund
		July	Services (since 2006).
2020.

Officers of the Trust

Ryan L. Roell	President	Indefinite Term;	Vice President,	Not	Not
(born 1973)	and	Since	U.S. Bank Global Fund	Applicable	Applicable
	Principal	July	Services (since 2005).
	Executive	2019.
Officer

Cullen O. Small	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer	January	Services (since 2010).
	and Principal	2019.
Financial
Officer

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited) – Continued
December 31, 2020

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bank Global Fund
	Compliance	2019.	Services (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bank Global	Applicable	Applicable
		June	Services Fund
		2019.	(since 2012).

Hailey S. Glaser	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2015);
		2019.	Audit Senior, Deloitte &
Touche LP
(2012 – 2015).

Kristen M. Pierson	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1979)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2017);
		2019.	Lead Fund Accountant,
UMB Fund Services, Inc.
(2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2020, the Trust was comprised of 8 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Bajczyk, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited) – Continued
December 31, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020), which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q or Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-888-224-7256 (PALM).

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-224-7256 (PALM). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-224-7256 (PALM), or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2020, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 3.96%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was 3.96%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 100%.

PALM VALLEY CAPITAL FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Palm Valley Capital Management LLC
422 Jacksonville Drive
Jacksonville Beach, FL 32250

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 North Street NW
Washington, DC 20036

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-224-7256 (PALM).

b.  Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2020 and December 31, 2019, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$14,500	$14,500

Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)                      /s/ Ryan L. Roell
Ryan L. Roell, President

Date    March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) )                   /s/ Ryan L. Roell
Ryan L. Roell, President

Date    March 8, 2021

By (Signature and Title)                      /s/ Cullen O. Small
Cullen O. Small, Treasurer

Date    March 8, 2021